UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2014

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on March 25, 2014, Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “Partnership”), agreed to acquire all of the shares of common stock of ADF Holdings, Inc., a Delaware corporation (“ADF”), which is the parent company of Anchor Drilling Fluids USA, Inc., an Oklahoma corporation (“Anchor”). The acquisition of ADF was completed on March 31, 2014.

This Amendment No. 1 amends the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on March 26, 2014 to provide the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated balance sheets of Anchor at December 31, 2013 and 2012 and the related statements of income, owner’s equity and cash flows for each of the two years in the period ended December 31, 2013 and the Independent Auditors’ Report issued by Deloitte & Touche LLP, independent auditors, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma consolidated financial statements of the Partnership at December 31, 2013 and for the year ended December 31, 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated balance sheets of Anchor at December 31, 2013 and 2012 and the related statements of income, owner’s equity and cash flows for each of the two years in the period ended December 31, 2013 and the Independent Auditors’ Report issued by Deloitte & Touche LLP, independent auditors.

99.2	Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2013 and for the year ended December 31, 2013.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

June 13, 2014	By:	/s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1
Audited consolidated balance sheets of Anchor at December 31, 2013 and 2012 and the related statements of income, owner’s equity and cash flows for each of the two years in the period ended December 31, 2013 and the Independent Auditors’ Report issued by Deloitte & Touche LLP, independent auditors.

99.2	Unaudited pro forma consolidated financial statements of the Partnership as of December 31, 2013 and for the year ended December 31, 2013.

4